Federated Automated Government Money Trust
A Portfolio of Money Market Obligations Trust

SUPPLEMENT TO Summary Prospectus and Prospectus DATED September 30, 2013
On May 16, 2014, the Board of Trustees of Money Market Obligations Trust approved the reorganization of Federated Automated Government Money Trust (AGMT or the “Fund”) into Federated Treasury Obligations Fund (TOF). Federated Investment Management Company (the “Adviser”) is the investment adviser to both AGMT and TOF. On May 16, 2014, based on the recommendation of the Fund's Adviser, the Board determined that the reorganization of the Fund was in the best interests of the Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the reorganization. After the reorganization, shareholders of AGMT will be invested in a fund with substantially similar investment objectives and strategies, lower gross and net expenses, and increased purchasing power in the marketplace.
Shareholders of record of the Fund as of August 1, 2014, will receive a proxy statement asking the shareholders of the Fund to approve the proposed Agreement and Plan of Reorganization at a Special Shareholders Meeting to be held on or about September 30, 2014. If the Agreement and Plan of Reorganization is approved at the Special Shareholders Meeting, the reorganization will occur at the close of business on or about October 10, 2014.
Under the terms of the Agreement and Plan of Reorganization approved by the Board of Trustees of Money Market Obligations Trust, AGMT will transfer all or substantially all of its assets to TOF in exchange solely for Automated Shares (which will be effective and available for sale on or about June 18, 2014) of TOF. AGMT will then distribute, pro rata, to its shareholders of record, determined as of the date of the reorganization, all of the TOF shares received by AGMT, followed by the dissolution of AGMT.
As a result of the reorganization, each shareholder of AGMT will become a shareholder of TOF and will receive shares of TOF of equal value to the shareholder's shares in AGMT. It is anticipated that the reorganization will be treated as a tax-free reorganization for federal tax purposes. AGMT will distribute any undistributed income and realized capital gains accumulated prior to the reorganization to its shareholders. These distributions, if any, will be taxable.
Effective as of May 20, 2014, the Fund will be closed to new accounts (except for new sweep accounts). Beginning as of that date, no person will be able to open a new account with the Fund (other than a new sweep account). Effective as of July 1, 2014, the Fund will be closed to new sweep accounts as well.

AGMT may stop accepting new investments and purchasing portfolio securities at some time prior to the reorganization date in order to facilitate the transfer of its portfolio securities to TOF as part of the reorganization.
Shareholder approval is required to effect the reorganization, and shareholders will receive a Prospectus/Proxy Statement which describes in detail TOF and the terms of the reorganization.
May 19, 2014
Federated Automated Government Money Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452183 (5/14)